UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Torotel, Inc.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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llllllllllllllllllllllllllllllllllllllllllllllllllllllll l c 1234567890 + '26TE 000004 ENDORSEMENT_LINE SACKPACK _ 1111111111111111111111111111111 lllll'l'lll'l'''l'l'l''l'lllloioolll•lllllllllll•ll•lo oilllllllllllllolollol 1111111111 MRASAMPLE DESIGNATION (IF ANY) ADD1 ADD2 ADD3 ADD4 ADDS ADD6 • Online Go to www.envisionreports.com/TTLO or scan the OR code - login details are located in the 1!1. . shaded bar below. Votes submitted electronically must be received by October 6,2020 at 1:00 A.M•• CentralTime. Shareholder Meeting Notice (1234 5678 9012 345 ) Important Notice Regarding the Availability of Proxy Materials for the Torotel,Inc.Shareholder Meeting to be Held on Odober 6,2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The proxy statement and annual report to shareholders are available at: www.envisionreports.commLo Easy Online Access - View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/TTLO. Click on cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online,you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials,you must request one.There is no charge to you for requesting a copy.Please make your request as instructed on the reverse side on or before10 days before the meeting to facilitate timely delivery• • + c 0 y 2NOT OJABZ[

Shareholder Meeting Notice Torotel,Inc.'s Annual Meetin«J of Shareholders will be held on October 6,2020 at 520 N.R09ers Road, Olathe, KS 66062, at 9:00 a.m.central Time. Proposals to be voted on at the 11eeti11Q are listed below aloiiCJ with the Board of Directors' recommendations. Torotel's Board of Directors recommends a vote FOR the listed nominees, FOR Proposal 2 and FOR Proposal3. I. Election of Directors: 01 - Barry H.Hendrix 02 - S. Scott Still 2. RATIFICATION OF APPOINTMENT of RubinBrown LLP as the Corporation's independent accounting firm. 3. Approval of an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 6,000,000 to 12,000,000. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy ot the proxy materials to receive a proxy card. If you wish to attend 111td vote at the meetlnQ,please 1n1t this notice with you. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an emailcopy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - - - Internet-Go to www.envlslorveports.commt.o. Click Cast Your Vote or Request Materials. Phone-Call us free of charge at 1-866-641-4276. Ellall - Send an email to investorvote@computershare.com with "Proxy Materials Torotel, Inc." in the subject line.Include your full name and address, plus the number located in the shaded bar on the reverse side,and state that you want a paper copy of the meeting materiaIs. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by 10 days before the meeting.